UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2022

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Altus Power, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39798 (Commission File Number)	85-3448396 (I.R.S. Employer Identification Number)
2200 Atlantic Street, 6th Floor Stamford, CT 06902
(Address of principal executive offices and zip code)
(203) 698-0090
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	AMPS	New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.00	AMPS WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K (the “Current Report”) filed by Altus Power, Inc., f/k/a CBRE Acquisition Holdings, Inc. (the “Company”), with the Securities and Exchange Commission on June 1, 2022 (the “Original Form 8-K”) is being furnished to re-furnish Exhibit 99.1 thereto, which, as previously furnished, unintentionally included certain scrivener’s errors that were not included in the press release issued by the Company.

The information set forth in the Original Form 8-K is incorporated herein by reference and restated in part below. Except as stated in this Explanatory Note, this Current Report does not otherwise change or update the disclosure set forth in the Original Form 8-K and does not otherwise reflect events after the Original Form 8-K was filed. The items set forth below are the only items from the Original Form 8-K that are being amended.

Item 7.01 - Regulation FD Disclosure.
On June 1, 2022, the Company issued a press release announcing the Company’s entry into Exchange Agreements (as defined in Item 8.01 of the Original Form 8-K) with the Holders (as defined in Item 8.01 of the Original Form 8-K). A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information furnished pursuant to Item 7.01 of this Current Report, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2022

Altus Power, Inc.

By:	/s/ Gregg J. Felton
Name:	Gregg J. Felton
Title:	Co-Chief Executive Officer and Director